UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026 (August 12, 2026)

Global Net Lease, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE

On August 12, 2026 (the “Closing Date”), Global Net Lease, Inc. (“GNL”) consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated May 3, 2026 (the “Merger Agreement”), by and among GNL, GNL Motion Merger Sub, LLC (“REIT Merger Sub”), Global Net Lease Operating Partnership, L.P. (“GNL Operating Partnership”), GNL Motion OpCo Merger Sub, LLC (“OpCo Merger Sub”), Modiv Industrial, Inc. (“Modiv”) and Modiv Operating Partnership, LP (“Modiv Operating Partnership”).

Pursuant to the Merger Agreement, on the Closing Date, (i) Modiv merged with and into REIT Merger Sub with REIT Merger Sub surviving the merger as a wholly-owned subsidiary of GNL (the “Modiv Merger”) and (ii) contemporaneously with the Modiv Merger, OpCo Merger Sub merged with and into Modiv Operating Partnership with Modiv Operating Partnership surviving the merger as a wholly-owned subsidiary of GNL Operating Partnership (the “OpCo Merger” and, together with the Modiv Merger, the “Mergers”).

Following the consummation of the Mergers, the separate existence of Modiv ceased, and GNL succeeded to and assumed all of Modiv’s rights, obligations, and interests under Modiv’s existing leases and other agreements, including all agreements with Modiv’s tenants.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K (“Current Report”) is incorporated by reference in this Item 2.01.

The Mergers

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Modiv Merger (the “Modiv Merger Effective Time”):

•	each share of Class C common stock, $0.001 par value per share, of Modiv (the “Modiv Common Stock”) issued and outstanding immediately prior to the Modiv Merger Effective Time, other than any Modiv Common Stock or Modiv Preferred Stock (as defined below) owned by GNL, REIT Merger Sub or any subsidiary of GNL, Modiv or REIT Merger Sub immediately prior to the Modiv Merger Effective Time (“Excluded Shares”), converted into the right to receive 1.975 shares of common stock, par value $0.01 per share, of GNL (the “GNL Common Stock”), without interest, plus the right to receive cash in lieu of any fractional shares of GNL Common Stock, if any, without interest (the “Common Stock Merger Consideration”); and

•	each share of the 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, of Modiv (the “Modiv Preferred Stock”) issued and outstanding immediately prior to the Modiv Merger Effective Time, other than any Excluded Shares, converted into the right to receive an amount in cash equal to $25.00, plus any accrued and unpaid dividends thereon, if any, to, but not including, the Closing Date (the “Preferred Stock Merger Consideration”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement:

•	immediately prior to the effective time of the OpCo Merger (the “OpCo Merger Effective Time”), each outstanding unit of Class X limited partnership interest in the Modiv Operating Partnership immediately vested in full and converted into one unit of Class C limited partnership interest (each, a “Class C Unit”) in the Modiv Operating Partnership; and

•	at the OpCo Merger Effective Time, each outstanding Class C Unit (other than Class C Units held by GNL, Modiv, GNL Operating Partnership, REIT Merger Sub, OpCo Merger Sub or any of their respective wholly-owned subsidiaries immediately prior to the OpCo Merger Effective Time) converted into the right to receive 1.975 units of limited partnership interest in the GNL Operating Partnership designated as OP Units (as defined in the agreement of limited partnership of GNL Operating Partnership, “GNL OP Units”), plus the right to receive cash in lieu of any fractional GNL OP Units, if any, without interest.

As a result of the Mergers, GNL (i) will issue approximately 20,387,757 shares of GNL Common Stock as Common Stock Merger Consideration to former holders of Modiv Common Stock, and (ii) will pay approximately $42.3 million as Preferred Stock Merger Consideration to former holders of Modiv Preferred Stock. GNL will fund the Preferred Stock Merger Consideration and the repayment of Modiv's outstanding indebtedness assumed in connection with the Mergers using borrowings under GNL’s existing revolving credit facility.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to GNL’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on May 4, 2026, which is incorporated herein by reference.

GNL Operating Partnership Agreement Amendment

On the Closing Date, GNL adopted an amendment to GNL Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership, originally dated June 2, 2015 (as amended, the “GNL OpCo Partnership Agreement”), to, among other things, (i) require the general partner to use commercially reasonable efforts in certain transactions to avoid causing limited partners to recognize gain for federal income tax purposes, and (ii) grant GNL Operating Partnership the right, but not the obligation, to redeem (such right, the “OP Unit Call Right”) any or all outstanding OP Units at certain redemption amounts in the form of cash or GNL Common Stock, at GNL’s election, provided that the redemption of any GNL OP Units pursuant to such call right shall be made in the form of GNL Common Stock.

The foregoing description of the GNL OpCo Partnership Agreement does not purport to be complete and is qualified in its entirety by the full text of the GNL OpCo Partnership Agreement, which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated herein by reference.

As a result of the OpCo Merger, GNL Operating Partnership will issue approximately 4,914,528 GNL OP Units to former holders of Class C Units.

The GNL OP Units to be issued in connection with the OpCo Merger will be issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act. Holders of GNL OP Units will have the same rights as all other holders of OP units (other than GNL and any of its wholly-owned subsidiaries) to redeem, subject to certain restrictions and pursuant to the terms of the GNL OpCo Partnership Agreement, such GNL OP Units for cash, subject to GNL’s right to satisfy such redemption with shares of GNL Common Stock on a one-for-one basis, adjusted as appropriate by the Conversion Factor (as such term is defined in the GNL OpCo Partnership Agreement). GNL may redeem the GNL OP Units for GNL Common Stock pursuant to its OP Unit Call Right.

Item 7.01 Regulation FD Disclosure.

On August 13, 2026, GNL issued a press release announcing the completion of the Mergers, a copy of which is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01 of this Current Report and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Modiv as of December 31, 2025 and 2024 are set forth as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Modiv as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025 are set forth as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item, with respect to the transactions described in Item 2.01 herein, will be filed by amendment to this Current Report as soon as practicable, and in any event not later than 71 calendar days after the date on which this Current Report was required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of May 3, 2026, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., Modiv Industrial, Inc., Modiv Operating Partnership, LP and the other parties thereto (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Global Net Lease, Inc. on May 4, 2026).
4.1	Eleventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P.
99.1	Press Release, dated August 13, 2026.
99.2	Audited consolidated financial statements of Modiv Industrial, Inc. as of December 31, 2025 and 2024 and for each of the years then ended (incorporated by reference to pages F-1 through F-34 of the Annual Report on Form 10-K filed by Modiv Industrial, Inc. on March 25, 2026).
99.3	Unaudited condensed consolidated financial statements of Modiv Industrial, Inc. as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025 (incorporated by reference to pages 3 through 25 of the Quarterly Report on Form 10-Q filed by Modiv Industrial, Inc. on August 11, 2026).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. GNL will provide a copy of such omitted materials to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date:	August 13, 2026	By:	/s/ Edward M. Weil, Jr.
		Name:	Edward M. Weil, Jr.
		Title:	Chief Executive Officer and President (Principal Executive Officer)